SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): February 6, 2004

Commission File Number 1-8858

UNITIL CORPORATION
(Exact name of registrant as specified in its charter)

New Hampshire (State or other jurisdiction of incorporation or organization)	02-0381573 (I.R.S. Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

Item 5. Other Events

On February 6, 2004, Unitil Corporation issued a press release announcing results of operations for the three and twelve month periods ended December 31, 2003. The press release and accompanying financial report are filed with this Form 8-K as Exhibit 99.

Item 7. Financial Statements and Exhibits

   Financial Statements

      None

   Exhibits

        Exhibit 99:  Press release dated February 6, 2004 and accompanying financial report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITIL CORPORATION —————————————— (Registrant)

/s/	Mark H. Collin —————————————— Mark H. Collin Chief Financial Officer